                                                                      EXHIBIT 99

                                [NCI Letterhead]

Contact: Robert J. Medlock
         Executive Vice President &
                  Chief Financial Officer
         (281) 897-7788

          NCI BUILDING SYSTEMS MEETS GUIDANCE FOR THE SECOND QUARTER OF
              FISCAL 2003 WITH EARNINGS OF $0.11 PER DILUTED SHARE

                                   ----------

               ESTABLISHES EARNINGS GUIDANCE FOR THE THIRD QUARTER

HOUSTON (MAY 28, 2003) -- NCI Building Systems, Inc. (NYSE: NCS) today announced earnings of $0.11 per diluted share for the three months ended May 3, 2003, within the range of the Company's established guidance for the second quarter of $0.10 to $0.12 per diluted share. NCI's sales for the quarter were $199.2 million compared with $213.2 million for the second quarter of fiscal 2002, and net income was $2.0 million for the second quarter versus $4.8 million for the same period in the prior fiscal year. The Company earned $0.26 per diluted share for the second quarter of fiscal 2002.

         Sales for the first six months of fiscal 2003 were $407.1 million compared with $441.8 million for the first half of fiscal 2002. Net income for the latest six-months period was $5.9 million, or $0.31 per diluted share, compared with income of $7.9 million, or $0.43 per diluted share, before giving effect to the change in accounting principle that resulted in a net loss of $57.2 million, or $3.08 per diluted share, in the first six months of fiscal 2002.

         "NCI remained solidly profitable for the second quarter of fiscal 2003," commented Johnie Schulte, Jr., President and Chief Executive Officer, "despite continued weakness in the national economy, unusually harsh winter weather and the uncertainties associated with the war in Iraq. These issues combined to produce further pressure on the nonresidential construction industry, as well as on the metal construction segment of the industry. Within this environment, we were able to meet our earnings guidance for the quarter and to produce financial results that were stronger than many of our peers who also supply metal products to the nonresidential construction industry.

         "During the second quarter, we continued to strengthen NCI's position as the leading supplier to the metal construction industry and its ability to leverage any improvement in the economic environment in the months ahead. Among other steps, we announced our decision to build an $8 million frame manufacturing plant in Lexington, Tennessee, which remains on schedule for opening this summer. This plant will improve our productivity and efficiency, even as it also allows us to close an existing plant that has become impractical to modernize. We also focused on leveraging our competitive strengths in a tough environment to increase market share, with the result that we added 51 new builders and component customers during the second quarter."

                                     -MORE-

NCI Building Systems Reports Second Quarter Gain
Page 2
May 28, 2003
--------------------------------------------------------------------------------


         A.R. Ginn, Chairman of the Board added, "These steps are consistent with our ongoing confidence in NCI's long-term growth potential. Central elements of this strategy include a strong focus on operating cost control, superior customer service, product innovation and product line breadth. In addition, we have steadily improved our financial strength to increase our ability to benefit from industry consolidation opportunities resulting from the extended downturn, as well as from opportunities to rationalize our operations through investment in plant modernization or new capacity, such as the Lexington plant. In short, we believe our success in enhancing our competitive position and market share during a difficult period in the industry will strengthen our ability to significantly leverage our operations through increased revenues in an improving economic environment.

         "We are fully committed to the long-term profitable growth of NCI, however, the continuing uncertainty about the strength of the national economy has reduced our ability to provide guidance on our near-term outlook. We clearly expect to benefit from a seasonal increase in sales for the third quarter, which would improve our financial results from the quarter just ended. We currently believe the ongoing contraction in the nonresidential construction industry will prevent us from generating sales on par with the third quarter of fiscal 2002, and as a result, our net income for the third quarter of fiscal 2003 will be within a range of $0.32 to $0.35 per diluted share. Although the seasonality of our business should also produce stronger results for the fourth quarter than we achieved in the first and second quarters, we continue to lack the certainty needed to provide specific guidance for the fourth quarter or full-year fiscal 2003."

         NCI Building Systems, Inc. is one of North America's largest integrated manufacturers of metal products for the nonresidential building industry. The Company operates manufacturing and distribution facilities located in 16 states and Mexico.

         Some statements contained in this release are "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995. Actual performance of the Company may differ from that projected in such statements as a result of factors such as industry cyclicality and seasonality, adverse weather conditions, fluctuations in customer demand and order patterns, raw material pricing, competitive activity and pricing pressure and general economic conditions affecting the construction industry. Investors should refer to statements regularly filed by the Company in its annual report to the Securities and Exchange Commission on Form 10-K, its quarterly reports to the SEC on Form 10-Q and its current reports to the SEC on Form 8-K and other filings with the SEC for a discussion of factors which could affect the Company's operations and forward-looking statements made in this communication. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.

                                    - MORE -

NCI Building Systems Reports Second Quarter Gain
Page 3
May 28, 2003
--------------------------------------------------------------------------------

                           NCI BUILDING SYSTEMS, INC.
                              STATEMENTS OF INCOME
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      THREE MONTHS ENDED               SIX MONTHS ENDED
                                                    MAY 3,          MAY 4,          MAY 3,          MAY 4,
                                                     2003            2002            2003            2002
                                                  ----------      ----------      ----------      ----------
Sales                                             $  199,198      $  213,224      $  407,062      $  441,789
Cost of sales                                        157,598         167,705         321,581         350,725
                                                  ----------      ----------      ----------      ----------
     Gross profit                                     41,600          45,519          85,481          91,064
Selling, general and
     administrative expenses                          34,052          32,543          66,429          66,849
                                                  ----------      ----------      ----------      ----------
Income from operations                                 7,548          12,976          19,052          24,215
Interest expense                                      (4,632)         (5,559)         (9,759)        (11,709)
Other income, net                                        622             625             703             436
                                                  ----------      ----------      ----------      ----------
Income before income taxes and
     cumulative effect of change
     in accounting principles                          3,538           8,042           9,996          12,942
Provision for income taxes                             1,520           3,225           4,136           5,035
                                                  ----------      ----------      ----------      ----------
Income before cumulative effect of
     change in accounting principle                    2,018           4,817           5,860           7,907
Cumulative effect of change in
     accounting principle, net of tax                     --              --              --         (65,087)
                                                  ----------      ----------      ----------      ----------
Net income (loss)                                 $    2,018      $    4,817      $    5,860      $  (57,180)
                                                  ==========      ==========      ==========      ==========

Basic:
   Income before cumulative effect of
     effect of change in accounting principle     $     0.11      $     0.26      $     0.31      $     0.43
   Cumulative effect of change in
     accounting principle, net of tax                     --              --              --           (3.54)
                                                  ----------      ----------      ----------      ----------
Net income (loss)                                 $     0.11      $     0.26      $     0.31      $    (3.11)
                                                  ==========      ==========      ==========      ==========

Diluted:
   Income before cumulative effect of
     change in accounting principle               $     0.11      $     0.26      $     0.31      $     0.43
   Cumulative effect of change in
     accounting principle, net of tax                     --              --              --           (3.51)
                                                  ----------      ----------      ----------      ----------
   Net income (loss)                              $     0.11      $     0.26      $    (0.31)     $    (3.08)
                                                  ==========      ==========      ==========      ==========

Average shares outstanding
   Basic                                              18,778          18,493          18,736          18,398
   Diluted                                            18,881          18,775          18,907          18,587

                                     -MORE-

NCI Building Systems Reports Second Quarter Gain
Page 4
May 28, 2003
--------------------------------------------------------------------------------

                           NCI BUILDING SYSTEMS, INC.
                              STATEMENTS OF INCOME
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (CONTINUED)

                                               THREE MONTHS ENDED                SIX MONTHS ENDED
                                             MAY 3,           MAY 4,          MAY 3,           MAY 4,
                                              2003             2002            2003             2002
                                           ----------       ----------      ----------       ----------
Decrease in sales                                (6.6)%                           (7.9)%
Decrease in diluted earnings per share
     (before cumulative effect of
     change in accounting principle)            (57.7)%                          (27.9)%
Gross profit percentage                          20.9%            21.3%           21.0%            20.6%
Selling, general and administrative
     expense percentage                          17.1%            15.2%           16.3%            15.1%
Income from operations percentage                 3.8%             6.1%            4.7%             5.5%


                           NCI BUILDING SYSTEMS, INC.
          COMPUTATION OF EARNINGS BEFORE TAXES, INTEREST, DEPRECIATION,
            AMORTIZATION AND OTHER NONCASH ITEMS ("ADJUSTED EBITDA")
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                            TRAILING 12 MONTHS
                                                       ---------------------------
                                                       MAY 3, 2003     MAY 4, 2002
                                                       -----------     -----------
Net income (loss)                                      $    30,067     $   (44,732)
Add:
      Provision for income taxes                            19,071          18,069
      Interest expense                                      18,694          26,127
      Depreciation and amortization                         22,934          30,401
      401(k) noncash contributions                           3,562           3,336
      Cumulative effect of change in accounting
              principle, net of tax                             --          65,087
      Noncash writedown of real estate, net of tax              --           1,330
                                                       -----------     -----------
      Adjusted EBITDA(1)                               $    94,328     $    99,618
                                                       ===========     ===========

(1) The Company discloses adjusted EBITDA because it is a widely accepted financial indicator in the metal construction industry of a company's ability to finance its operations and meet its growth plans. This measure is also used by NCI internally to make acquisition and investment decisions.

                                     -MORE-

NCI Building Systems Reports Second Quarter Gain
Page 5
May 28, 2003
--------------------------------------------------------------------------------

                           NCI BUILDING SYSTEMS, INC.
                            CONDENSED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                  MAY 3,         NOVEMBER 2,
                                                                   2003             2002
                                                               ------------     ------------
ASSETS
     Cash                                                      $      8,455     $      9,530
     Accounts receivable, net                                        81,717           94,956
     Inventories                                                     68,610           68,445
     Deferred taxes                                                   7,448            7,448
     Prepaids                                                         8,398            6,129
                                                               ------------     ------------
              Total current assets                                  174,628          186,508
                                                               ------------     ------------

     Property, net                                                  201,463          205,334
     Excess of cash over fair value of acquired net assets          318,247          318,247
     Other assets                                                    11,587           11,176
                                                               ------------     ------------
              Total assets                                     $    705,925     $    721,265
                                                               ============     ============


LIABILITIES AND SHAREHOLDERS' EQUITY
     Current portion of long-term debt                         $      6,250     $      6,250
     Accounts payable                                                45,946           49,012
     Accrued expenses                                                36,360           51,089
                                                               ------------     ------------
              Total current liabilities                              88,556          106,351
                                                               ------------     ------------

     Long-term debt, noncurrent portion                             285,825          291,050
     Deferred income taxes                                           20,405           20,405

Equity                                                              311,139          303,459
                                                               ------------     ------------

Total liabilities and shareholders' equity                     $    705,925     $    721,265
                                                               ============     ============

                                     -MORE-

NCI Building Systems Reports Second Quarter Gain
Page 6
May 28, 2003
--------------------------------------------------------------------------------

                           NCI BUILDING SYSTEMS, INC.
                        STATEMENT OF CONDENSED CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                             MAY 3,          MAY 4,
                                                              2003            2002
                                                           ----------      ----------
Cash flows from operating activities:
     Net income (loss)                                     $    5,860      $  (57,180)
     Adjustments to reconcile net income (loss) to net
      cash provided by operating activities:
         Cumulative effect of change in accounting
            principle, net of tax                                  --          65,087
         Depreciation and amortization                         11,893          12,624
         Gain on sale of fixed assets                             (10)           (401)
         Provisions of doubtful accounts                          965           1,494
         Deferred income tax provision                             --             (30)
         Change in working capital:
             Current assets                                     9,840          23,749
             Current liabilities                              (17,565)        (17,816)
                                                           ----------      ----------
Net cash provided by operating activities                      10,983          27,527
                                                           ----------      ----------
Cash flows from investing activities:
         Capital expenditures                                  (7,518)         (4,118)
         Other                                                   (905)           (464)
                                                           ----------      ----------
Net cash used in investing activities                          (8,423)         (4,582)
                                                           ----------      ----------
Cash flows from financing activities:
         Proceeds from stock options exercised                  1,704           2,819
         Net payments on revolving lines of credit             (2,100)        (16,150)
         Payment on long-term debt                             (3,125)        (22,500)
         Purchase of treasury stock                              (114)             --
                                                           ----------      ----------
Net cash used in financing activities                          (3,635)        (35,831)
                                                           ----------      ----------
Net decrease in cash                                           (1,075)        (12,886)
Cash at beginning of period                                     9,530          21,125
                                                           ----------      ----------
Cash at end of period                                      $    8,455      $    8,239
                                                           ==========      ==========

                                      -END-